Exhibit 4.2
SUPPLEMENTAL INDENTURE

TO INDENTURE DATED FEBRUARY 6, 2020

    THIS SUPPLEMENTAL INDENTURE dated as of January 26, 2022, among LAMAR MEDIA CORP., a Delaware corporation (the “Company”), the undersigned Guarantors party hereto, SKY HIGH MURALS-COLOSSAL MEDIA, INC., a New York corporation (the “New Guarantor”), and U.S. BANK NATIONAL ASSOCIATION, as Trustee (the “Trustee”).

WHEREAS, each of the Company and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the predecessor trustee, The Bank of New York Mellon Trust Company, N.A., an Indenture, dated as of February 6, 2020 (the “Indenture”), providing for the issuance of 3.750% Senior Notes due 2028 (the “Notes”);

WHEREAS, the New Guarantor desires to provide a guarantee (the “Guarantee”) of the obligations of the Company under the Notes and the Indenture in accordance with Article 10 of the Indenture;

WHEREAS, pursuant to Section 8.01 of the Indenture, the Company, the Trustee, the Guarantors and the New Guarantor are authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all conditions precedent provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.Definitions. All terms used herein without definition have the meanings ascribed to them in the Indenture.

2.    Guarantee. The New Guarantor hereby agrees to provide a full and unconditional guarantee of the Company’s obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in the Indenture, including but not limited to Article 10 thereof, with the same effect and to the same extent as if the New Guarantor had been named as a Guarantor in the Indenture.

3.    Effectiveness of Supplemental Indenture. This Supplemental Indenture shall become effective upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors, the New Guarantor and the Trustee.

4.    Indenture Remains in Full Force and Effect. This Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Notes, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect.

5.    Headings. The headings of the Articles and Sections of this Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof.

6.    Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

7.    Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

8.    Trustee Disclaimer. The Trustee is not responsible for the validity or sufficiency of this Supplemental Indenture nor for the recitals hereof, which shall be taken as the statements of the Company, the Guarantors and the New Guarantor.

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    IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

NEW GUARANTOR:

SKY HIGH MURALS-COLOSSAL MEDIA, INC.

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

[Signature Page to Supplemental Indenture]

COMPANY:

LAMAR MEDIA CORP.

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

[Signature Page to Supplemental Indenture]

GUARANTORS:

COLORADO LOGOS, INC.
KANSAS LOGOS, INC.
LAMAR AIRPORT ADVERTISING COMPANY
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR ELECTRICAL, INC.
LAMAR OCI SOUTH CORPORATION
LAMAR OHIO OUTDOOR HOLDING CORP.
LAMAR PENSACOLA TRANSIT, INC.
MICHIGAN LOGOS, INC.
MINNESOTA LOGOS, INC.
NEBRASKA LOGOS, INC.
NEVADA LOGOS, INC.
NEW MEXICO LOGOS, INC.
OHIO LOGOS, INC.
SOUTH CAROLINA LOGOS, INC.
TENNESSEE LOGOS, INC.
TLC PROPERTIES, INC.
UTAH LOGOS, INC.

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

[Signature Page to Supplemental Indenture]

ARIZONA LOGOS, L.L.C.
DELAWARE LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
KENTUCKY LOGOS, LLC
LOUISIANA INTERSTATE LOGOS, L.L.C.
MAINE LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.L.C.
MISSOURI LOGOS, LLC
MONTANA LOGOS, LLC
NEW HAMPSHIRE LOGOS, L.L.C.
NEW JERSEY LOGOS, L.L.C.
OKLAHOMA LOGOS, L.L.C.
VIRGINIA LOGOS, LLC
WASHINGTON LOGOS, L.L.C.
WISCONSIN LOGOS, LLC

By:    Interstate Logos, L.L.C., its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

INTERSTATE LOGOS TRS, LLC

By:    Lamar TRS Holdings, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

[Signature Page to Supplemental Indenture]

INTERSTATE LOGOS, L.L.C.
LAMAR CENTRAL OUTDOOR, LLC
THE LAMAR COMPANY, L.L.C.
LAMAR TRS HOLDINGS, LLC

By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVERTISING OF COLORADO SPRINGS,
L.L.C.
LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR ADVERTISING OF SOUTH DAKOTA,
L.L.C.
LAMAR AIR, L.L.C.
LAMAR FLORIDA, L.L.C.
LAMAR OCI NORTH, L.L.C.
LAMAR TENNESSEE, L.L.C.

By:    The Lamar Company, L.L.C., its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

[Signature Page to Supplemental Indenture]

LAMAR TEXAS LIMITED PARTNERSHIP

By:    The Lamar Company, L.L.C., its General Partner
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

TLC FARMS, L.L.C.
TLC PROPERTIES, L.L.C.

By:    TLC Properties, Inc., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC
TRIUMPH OUTDOOR HOLDINGS, LLC

By:    Lamar Central Outdoor, LLC, its Managing
    Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

[Signature Page to Supplemental Indenture]

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:    Lamar Advantage GP Company, LLC, its General
    Partner
By:    Lamar Central Outdoor, LLC, its Managing
    Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR INVESTMENTS, LLC
LAMAR SERVICE COMPANY, LLC
LAMAR TRANSIT, LLC

By:    Lamar TRS Holdings, LLC, its Managing
    Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

[Signature Page to Supplemental Indenture]

FLORIDA LOGOS, LLC

By:    Interstate Logos TRS, LLC, its Managing Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.
OUTDOOR PROMOTIONS WEST, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:    Lamar Transit, LLC, its Managing Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

TLC PROPERTIES II, LLC

By:    Lamar Investments, LLC, its Managing Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

[Signature Page to Supplemental Indenture]

LAMAR ADVERTISING OF PENN, LLC

By:    The Lamar Company, L.L.C., its Class A Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

By:    Lamar Transit, LLC, its Class B Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR OBIE COMPANY, LLC

By:    Lamar Media Corp., its Class A Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

By:    Lamar Transit, LLC, its Class B Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

FMG OUTDOOR HOLDINGS, LLC
FAIRWAY MEDIA GROUP, LLC
FAIRWAY OUTDOOR ADVERTISING, LLC
FAIRWAY OUTDOOR FUNDING HOLDINGS, LLC
FAIRWAY OUTDOOR FUNDING, LLC
MCC OUTDOOR, LLC
MAGIC MEDIA REAL ESTATE, LLC
[Signature Page to Supplemental Indenture]

FMO REAL ESTATE, LLC
OLYMPUS MEDIA/INDIANA, LLC
FAIRWAY CCO INDIANA, LLC

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

ASHBY STREET OUTDOOR HOLDINGS LLC

By: Lamar Media Corp., its sole member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

ASHBY STREET OUTDOOR CC, LLC
ASHBY STREET OUTDOOR LLC

By: Ashby Street Outdoor Holdings LLC, its sole member
By: Lamar Media Corp., its sole member

By:    /s/Jay Johnson ______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

[Signature Page to Supplemental Indenture]

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION, successor to The Bank of New York Mellon, Trust Company, N.A., as Trustee

    By:    /s/Wallace L. Duke______________________
Name:    Wallace Duke__________________________
Title:     Vice President__________________________

[Signature Page to Supplemental Indenture]